

2012

3rd Quarter Report

FIRST GUARANTY BANCSHARES, INC.

A Message to Our Stockholders

Dear Shareholders,

The strong movement of First Guaranty Bancshares, Inc. to a fortress balance sheet gathered momentum through the first nine months of 2012. Core net income totaled $6.9 million for the first nine months of 2012 compared to $3.5 million for the first nine months of 2011. Net income for the 3rd quarter was $3.0 million compared to $2.1 million for the 3rd quarter of 2011. Net income year to date as of September 30, 2012 was $9.0 million compared to $6.9 million September 30, 2011. Stockholders' Equity as of September 30, 2012 was $134.5 million compared to $126.3 million as of September 30, 2011. Book value increased from $13.81 as of September 30, 2011 to $15.10 as of September 30, 2012.

Net loans continued to grow for the year, increasing to $596.7 million as of September 30, 2012 compared to $564.2 million as of December 31, 2011. While loan volume is increasing, net interest expense decreased from $11.4 million for the first nine months of 2011 to $10.1 million for the first nine months of 2012. This is a savings of $1.3 million over the nine month period.

In September of 2011, First Guaranty Bank was selected as 1 of 7 banks in the state of Louisiana to participate in the Small Business Lending Fund program. This program provides for the Treasury Department to invest in preferred stock in the selected banks with the new capital intended to provide funding for loans to defined small businesses. The preferred stock bears an initial dividend level of 5.0%. As an incentive to spur loans to the defined small businesses, as designated levels of lending are attained the dividend gradually declines from 5.0% to 1.0%. Under the program, the Department of Treasury invested $39.4 million in First Guaranty Bancshares preferred stock. This resulted in a net $18.3 million increase in capital as $21.1 million was used to repay previously received CPP funds. The 5.0% dividend has had a negative influence on First Guaranty's cost of doing business in 2012; however, as of September 30, 2012 First Guaranty's Small Business Lending Fund loans reached a level that reduced the dividend rate on $21.0 million of the $39.4 million received from 5.0% to 1.0%. It is anticipated that the remaining $18.4 million will be reduced from 5.0% to 1.0% no later than March 31, 2013. The dividend savings should amount to $1.6 million per year until the program ends in March of 2016.

The reduced dividend cost coupled with the continued decrease in net interest expense should result in a cost savings in 2013 of approximately $2.6 million.

In the fourth quarter of 2012, we will continue our campaign to aggressively reduce interest expense. To further increase net income, we will enhance our efforts to maximize the utilization of our assets and to reduce the level of nonperforming assets. Our goal is to strengthen the balance sheets of First Guaranty Bancshares, Inc. to provide a safe, sound, and profitable investment for our shareholders and for our community.

Thank you for your investment in First Guaranty Bancshares, Inc. and for your continued support. If you have any questions about our financial position or any of the information presented in this report, please contact me directly at (985) 375-0350.

Sincerely,



Alton B. Lewis
Chief Executive Officer
First Guaranty Bancshares, Inc

Consolidated Statements of Condition

(in thousands, except share data)

	September 30, 2012 (unaudited)	2011
Assets		
Cash and cash equivalents:		
Cash and due from banks	$71,942	$40,379
Interest-earning demand deposits with banks	20	7
Federal funds sold	4,931	48,628
Cash and cash equivalents	76,893	89,014
Interest-earning time deposits with banks	754	-
Investment securities:		
Available for sale, at fair value	619,762	404,465
Held to maturity, at cost (estimated fair value of $25,222 and $174,682, respectively)	24,976	173,834
Investment securities	644,738	578,299
Federal Home Loan Bank stock, at cost	1,143	1,328
Loans held for sale	80	156
Loans, net of unearned income	606,162	606,501
Less: allowance for loan losses	9,507	7,704
Net loans	596,655	598,797
Premises and equipment, net	19,664	19,792
Goodwill	1,999	1,999
Intangible assets, net	2,511	2,905
Other real estate, net	4,435	6,951
Accrued interest receivable	6,895	7,035
Other assets	5,467	5,925
Total Assets	$1,361,234	$1,312,201
Liabilities and Stockholders' Equity		
Deposits:		
Noninterest-bearing demand	$192,282	$161,433
Interest-bearing demand	297,579	253,896
Savings	60,135	56,754
Time	656,174	700,010
Total deposits	1,206,170	1,172,093
Short-term borrowings	11,774	4,202
Accrued interest payable	3,135	3,672
Long-term borrowings	1,250	3,350
Other liabilities	4,449	2,539
Total Liabilities	1,226,778	1,185,856
Stockholders' Equity		
Preferred stock:		
Series C - $1,000 par value - authorized 39,435 shares; issued and outstanding 39,435 shares and 0 shares, respectively	39,435	39,435
Common stock:*		
$1 par value - authorized 100,600,000 shares; issued 6,294,227 shares	6,294	6,294
Surplus	39,387	39,387
Treasury stock, at cost 2,895 and 0 shares, respectively	(54)	-
Retained earnings	41,560	37,397
Accumulated other comprehensive income	7,834	3,832
Total Stockholders' Equity	134,456	126,345
Total Liabilities and Stockholders' Equity	$1,361,234	$1,312,201

Consolidated Statements of Income

(in thousands, except share, per share data and percentages)

	For the Three-Month Period Ended September 30, 2012	2011
	(unaudited)	
Interest Income:		
Loans (including fees)	$8,903	$9,230
Loans held for sale	-	2
Deposits with other banks	20	13
Securities (including FHLB stock)	4,172	4,707
Federal funds sold	2	5
Total Interest Income	13,097	13,957
Interest Expense:		
Demand deposits	349	239
Savings deposits	14	15
Time deposits	2,782	3,607
Borrowings	25	36
Total Interest Expense	3,170	3,897
Net Interest Income	9,927	10,060
Provision for loan losses	909	3,504
Net Interest Income after Provision for Loan Losses	9,018	6,556
Noninterest Income:		
Service charges, commissions and fees	1,180	1,235
Net gains on securities	1,747	885
Loss on securities impairment	-	-
Net gains on sale of loans	(20)	10
Gain on acquisition	-	1,391
Other	424	443
Total Noninterest Income	3,331	3,964
Noninterest Expense:		
Salaries and employee benefits	3,394	3,380
Occupancy and equipment expense	963	942
Other	3,454	3,533
Total Noninterest Expense	7,811	7,855
Income Before Income Taxes	4,538	2,665
Provision for income taxes	1,505	500
Net Income	$3,033	$2,165
Preferred stock dividends	(493)	(768)
Income Available to Common Shareholders	$2,540	$1,397
Per Common Share:		
Cash dividends paid	$0.16	$0.15
Earnings	$0.40	$0.22
Average Common Shares Outstanding	6,292,479	6,294,227
Return on Average Assets	0.89%	0.67%
Return on Average Common Equity	10.72%	6.40%

Consolidated Statements of Income

(in thousands, except share, per share data and percentages)

	For the Nine-Month Period Ended September 30, 2012	2011
	(unaudited)	
Interest Income:		
Loans (including fees)	$26,537	$25,930
Loans held for sale	1	8
Deposits with other banks	56	35
Securities (including FHLB stock)	15,110	14,504
Federal funds sold	10	14
Total Interest Income	41,714	40,491
Interest Expense:		
Demand deposits	1,050	644
Savings deposits	40	37
Time deposits	8,905	10,637
Borrowings	98	50
Total Interest Expense	10,093	11,368
Net Interest Income	31,621	29,123
Provision for loan losses	3,014	6,855
Net Interest Income after Provision for Loan Losses	28,607	22,268
Noninterest Income:		
Service charges, commissions and fees	3,565	3,352
Net gains on securities	3,230	3,102
Loss on securities impairment	-	(97)
Net gains on sale of loans	(47)	106
Gain on acquisition	-	1,391
Other	1,234	1,081
Total Noninterest Income	7,982	8,935
Noninterest Expense:		
Salaries and employee benefits	10,125	9,363
Occupancy and equipment expense	2,818	2,552
Other	9,995	9,263
Total Noninterest Expense	22,938	21,178
Income Before Income Taxes	13,651	10,025
Provision for income taxes	4,603	3,071
Net Income	$9,048	$6,954
Preferred stock dividends	(1,479)	(1,433)
Income Available to Common Shareholders	$7,569	$5,521
Per Common Share:*		
Cash dividends paid	$0.48	$0.44
Earnings	$1.20	$0.89
Book value	$15.10	$13.81
Average Common Shares Outstanding*	6,293,367	6,175,802
Return on Average Assets	0.89 %	0.77 %
Return on Average Common Equity	11.07 %	9.16 %

*2011 share amounts have been restated to reflect the ten percent stock dividend paid February 24, 2012 to stockholders of record as of February 17, 2012

Bank Officers

Executive Officers

Alton B. Lewis, Jr.*
Chief Executive Officer
Guaranty Square

Michael R. Sharp*
President
Guaranty Square

Larry A. Stark
Executive Vice President
Guaranty Square

Eric J. Dosch*
Chief Financial Officer
Guaranty Square

Senior Vice Presidents

Glenn A. Duhon, Sr.
Southwest Louisiana Division Manager
Abbeville

Michael F. Lofaso
Commercial Lender
Ponchatoula

Randal A. McDonald
Chief Risk Officer

Vice Presidents

Thomas F. Brothers
Cheryl Q. Brumfield
Christopher O. Coker
Ronald W. Edmonds
Denise D. Fletcher
Ronald R. Foshee
Bernadette Z. Kemp
Brenda Marks
Vera S. Matthews
William D. McCormick, Sr.
Layne Parnell
Evan M. Singer
J. Richard Stark
Christy L. Wells

Controller

Eric Fuller

Assistant Vice Presidents

Teri L. Duncan
Colleen Ebarb
Pamela A. Gaspard
Joyce N. Glass
Ludrick P. Hidalgo
Adam J. Johnston
Shirley P. Jones
Mikki M. Kelley
Robert M. Mizell
Ronald C. Pittman
Scott B. Schilling
Desiree Simmons
D. Lynn Westmoreland

Officers

Rebecca G. Brown
Lance S. Davis
Vanessa R. Drew
Jeannette N. Ernst
Adam J. Johnston
Michael D. Knighten
Christopher W. McGhee
Michael A. Mosbey
V. Diane Patterson
Randy S. Vicknair

*Officers of First Guaranty Bancshares, Inc. and First Guaranty Bank.

Banking Center Locations

Full-Service Banking Centers

South Louisiana

Abbeville Banking Center
Amite Banking Center
Denham Springs
  Banking Center
Greensburg Banking Center
Hammond Banking Centers:
  First Guaranty Square
  Guaranty West
Independence Banking Center
Jennings Banking Center
Kentwood Banking Center
Kentwood West Banking Center
Montpelier Banking Center
Ponchatoula Banking Centers:
  Ponchatoula
  Berryland
Walker Banking Center
Watson Banking Center

North Louisiana

Benton Banking Center
Dubach Banking Center
Haynesville Banking Center
Homer Banking Center
Oil City Banking Center
Vivian Banking Center

Service24 ATM Locations

North Louisiana

Benton
  189 Burt Boulevard
Dubach
  117 East Hico Street
Haynesville
  10065 Highway 79
Homer
  401 North 2nd Street
  Homer Memorial Hospital
Oil City
  126 South Highway 1
Vivian
  102 East Louisiana Ave.

Service24 ATM Locations

South Louisiana

Abbeville
  799 West Summers Drive
Amite
  100 East Oak Street
  1014 West Oak Street
Denham Springs
  2231 South Range Avenue
Hammond
  1201 West University Avenue
  2111West Thomas Street
  400 East Thomas Street
  North Oaks Medical Center
  North Oaks Rehabilitation Center
Greensburg
  6151 Highway 10
Independence
  455 West Railroad Ave.
Jennings
  500 North Cary
Kentwood
  723 Avenue G
Livingston
  17199 Spring Ranch Road
  (Livingston Parish Medical Ctr.)
Loranger
  19518 Hwy 40
Montpelier
  35651 Highway 16
Ponchatoula
  105 Berryland
  195 North 6th Street
Robert
  22628 Highway 190
Walker
  29815 Walker Rd. S
Watson
  33818 Highway 16

FIRST GUARANTY BANCSHARES, INC.
Committed To Customer Satisfaction

FIRST GUARANTY BANCSHARES, INC.

Post Office Box 2009
Hammond, Louisiana 70404-2009